UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
EXHIBIT 10.90
EXHIBIT 10.91

Item 1.01 Entry into a Material Definitive Agreement.
1. Approval of Amendment to The 2003 Incentive Award Plan of the Company
     On May 17, 2006, the stockholders of Gen-Probe Incorporated (the “Company”) approved an amendment to The 2003 Incentive Award Plan of the Company (the “Plan”) to increase the number of shares of common stock authorized for issuance by 3,000,000 shares. The Plan also included the following additional changes that were approved by the Board of Directors of the Company (the “Board”) on February 9, 2006:
(i)	Explicitly stating that no additional shares may be authorized for issuance under the Plan without stockholder approval.

(ii)	Providing that for each share of restricted stock to be granted under the Plan, the number of shares reserved for issuance under the Plan shall be reduced by two shares (in lieu of one share under the Plan prior to its amendment).

(iii)	Providing that stock options will be granted with maximum terms of seven years (in lieu of 10 years under the Plan prior to its amendment).

(iv)	Providing that stock options and stock appreciation rights shall vest at a rate no more favorable to the holder than on a monthly pro-rata basis over a three-year period, except for stock options granted to independent directors and stock options and stock appreciation rights that vest based on the satisfaction of performance targets, and subject to certain change in control provisions in the Plan.

(v)	Providing that all restrictions on restricted stock shall lapse at a rate no more favorable than on a monthly pro rata basis over a three-year period, except for restricted stock granted to independent directors and restrictions based on the satisfaction of performance targets, and subject to certain change in control provisions in the Plan.

(vi)	Eliminating the discretion of the Board to (x) reprice any outstanding stock award after it has been granted or (y) cancel and re-grant any outstanding stock award, unless either such action has been approved by stockholders.
     A copy of the Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.90 and is incorporated herein by reference. A copy of the revised form of 2003 Incentive Award Plan Employee Stock Option Agreement and 2003 Incentive Award Plan Option Agreement for independent directors, reflecting changes required as a result of the amendments to the Plan, and the accompanying form of Stock Option Grant Notice are attached to this Current Report on Form 8-K as Exhibit 10.91 and are incorporated herein by reference.

2. Award Grants to Non-Employee Directors and Chief Executive Officer
     On May 18, 2006, each independent director of the Company received, as part of the Company’s regularly scheduled annual grant, an option to purchase 10,000 shares of the Company’s common stock. In addition, Henry L. Nordhoff, the Company’s President and Chief Executive Officer, received an option to purchase 100,000 shares of the Company’s common stock under the Plan and a deferred issuance restricted stock award under the Plan for 20,000 shares of the Company’s common stock. The options granted to the independent directors vest under the Company’s standard vesting terms for independent director grants at a rate of one-twelfth (1/12th) of the shares subject to the option vesting on the first day of each month following the grant date. The option granted to Mr. Nordhoff to purchase 100,000 shares of the Company’s common stock vests under the Company’s standard vesting terms at a rate of four years, with one-fourth (1/4th) of the shares vesting on May 18, 2007 and the remainder of the shares vesting monthly thereafter over the following three years at a rate of 1/48th of the shares each month. The 20,000 shares of the deferred issuance restricted stock award vest under the Company’s standard vesting terms at a rate of four years, with one-fourth (1/4th) of the shares vesting on May 18, 2007 and the remainder of the shares vesting monthly thereafter over the following three years at a rate of 1/48th of the shares each month, and will be issued to Mr. Nordhoff at the earlier of May 20, 2010 or upon the termination of his employment with the Company and in a manner that complies with Section 409A of the Internal Revenue Code, which may include, deferring the issuance of such shares for six months after the termination of Mr. Nordhoff’s employment.
3. Entry into Amended and Restated Employment Agreement with Henry L. Nordhoff
     Effective May 17, 2006, the Company entered into an Amended and Restated Employment Agreement (the “Amended Agreement”) with Mr. Nordhoff.
     The principal changes made to Mr. Nordhoff’s existing employment agreement (the “Prior Agreement”), which Prior Agreement is described in the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders and is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, are:
(i)	providing for a three year term of employment as compared to an indefinite term under the Prior Agreement;

(ii)	establishing Mr. Nordhoff’s base salary of $645,000 annually, which amount may be increased by the Compensation Committee of the Board, consistent with Mr. Nordhoff’s performance and the Company’s policy regarding adjustments in officer compensation. This represents a $5,000 increase to Mr. Nordhoff’s salary from that established by the Compensation Committee in February 2006. Mr. Nordhoff’s salary was $600,000 in 2005;

(iii)	eliminating the provision in the Prior Agreement that provided a guaranteed annual grant to Mr. Nordhoff of not less than 20,000 shares of restricted stock and not less than 100,000 options. The Amended Agreement provides that any stock options, restricted stock and other equity awards will be granted in the sole discretion of, and in amounts established by, the Compensation Committee;

(iv)	providing that after Mr. Nordhoff ceases full time employment with the Company and reaches age 65, the Company will provide up to $10,000.00 per year in medial reimbursement for certain medical expenses; and

(v)	eliminating the provision in the Prior Agreement obligating the Company to pay membership dues for Mr. Nordhoff at the Union League Club.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are filed with this Current Report:
10.90	The 2003 Incentive Award Plan of Gen-Probe Incorporated, as adopted by the Board of Directors on February 9, 2006 and approved by stockholders on May 17, 2006.

10.91	Form of 2003 Incentive Award Plan Employee Stock Option Agreement, as amended, Form of 2003 Incentive Award Plan Stock Option Agreement for Independent Directors, as amended, and accompanying Form of Stock Option Grant Notice.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006	GEN-PROBE INCORPORATED

	By:	/s/ R. William Bowen

R. William Bowen
Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description
10.90	The 2003 Incentive Award Plan of Gen-Probe Incorporated, as adopted by the Board of Directors on February 9, 2006 and approved by stockholders on May 17, 2006.

10.91	Form of 2003 Incentive Award Plan Employee Stock Option Agreement, as amended, Form of 2003 Incentive Award Plan Stock Option Agreement for Independent Directors, as amended, and accompanying Form of Stock Option Grant Notice.